SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 16, 2003
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                        (Date of earliest event reported)


                   Harleysville Savings Financial Corporation
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             (Exact name of registrant as specified in its charter)


        Pennsylvania                      0-29709                23-3028464
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(State or other jurisdiction       (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)



271 Main Street, Harleysville, Pennsylvania                             19438
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 (Address of principal executive offices)                             (Zip Code)


                                 (215) 256-8828
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) The following exhibit is included with this Report:

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release, dated July 16, 2003


Item 9. Regulation FD Disclosure (Results of Operations and Financial Condition)
        ------------------------------------------------------------------------

     On July 16, 2003, Harleysville Savings Financial Corporation issued a press release announcing its results of operations for the quarter ended June 30, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Harleysville Savings Financial Corporation


                                      By:    /s/ Brendan J. McGill
                                             --------------------------------
                                      Name:   Brendan J. McGill
                                      Title:  Senior Vice President and Chief
                                              Financial Officer

                                              Date: July 16, 2003